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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2000



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                             1-8597                                   94-2657368
(State or other jurisdiction            (Commission File Number)              (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On August 24, 2000, The Cooper Companies, Inc. (the "Company") issued a press release that pre-announced financial results for its third fiscal quarter ended July 31, 2000 (the "Third Quarter").

On August 30, 2000, the Company issued a press release announcing its Third Quarter results.

On August 30, 2000, the Company issued a press release announcing a stock repurchase program.

These three press releases are filed as exhibits to and incorporated by reference into this Form 8-K.

Any Internet addresses provided in these releases are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


Exhibit
  No.     Description
-------   -----------
99.1      Press Release dated August 24, 2000 of The Cooper Companies, Inc.

99.2      Press Release dated August 30, 2000 of The Cooper Companies, Inc.

99.3      Press Release dated August 30, 2000 of The Cooper Companies, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.



                                             By   /s/ Stephen C. Whiteford
                                                  ------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  September 5, 2000





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                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.             Description                                      Numbered Page
-------           -----------                                      -------------

99.1              Press Release dated August 24, 2000 of
                  The Cooper Companies, Inc.

99.2              Press Release dated August 30, 2000 of
                  The Cooper Companies, Inc.

99.3              Press Release dated August 30, 2000 of
                  The Cooper Companies, Inc.

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                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................'TM'
The registered trademark symbol shall be expressed as....................'r'